UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 20 2008
(May 15, 2008)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry into a Material Definitive Agreement.

On May 9, 2008, PNM Resources, Inc. (“PNMR”) announced the successful remarketing of $247,250,000 aggregate principal amount of its Senior Notes, Series A, due 2015, and the establishment of a reset rate of 9.25%.  PNMR also announced the pricing of its simultaneous offering of an additional $102,750,000 aggregate principal amount of Senior Notes, Series A, due 2015.  The remarketing of the remarketed notes and the offering of the additional notes (together, the “PNMR Offering”), constituting one and the same series of notes (the “Senior Notes, Series A”), closed on May 16, 2008.  On May 12, 2008, PNMR reported the execution of a supplemental remarketing agreement and the underwriting agreement for the PNMR Offering in a PNMR Current Report on Form 8-K filed May 12, 2008.

On May 16, 2008, PNMR executed and delivered Supplemental Indenture No. 2, dated as of May 16, 2008, between PNMR and The Bank of New York Trust Company, N.A., a national banking association (as successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”), which supplemented and amended the Indenture, dated as of March 15, 2005, between PNMR and the Trustee as supplemented by Supplemental Indenture No.1, dated as of March 30, 2005, between PNMR and the Trustee, and provided the terms and conditions for the remarketing of the remarketed notes and the offering of the additional notes of  PNMR’s Senior Notes, Series A, due  May 15, 2015.  Supplemental Indenture No. 2 is filed as Exhibit 4.3 to this Form 8-K.  PNMR and its affiliates, Public Service Company of New Mexico (“PNM”) and Texas-New Mexico Power Company (“TNMP”), maintain credit and liquidity facilities and conduct other banking transactions with affiliates of the Trustee in the ordinary course of their businesses.

In a TNMP Current Report on Form 8-K filed October 6, 2005, TNMP reported the execution of a Joinder Agreement, dated as of September 30, 2005, (the “Joinder Agreement”) between TNMP, as borrower, and Bank of America, N.A., as administrative agent, which allowed TNMP to be a borrower under the Amended and Restated Credit Agreement, dated as of August 15, 2005 (“PNMR Credit Agreement”), among PNMR and First Choice Power, L.P., as initial borrowers, the lenders party thereto, Bank of America, N.A., as administrative agent, and Wachovia Bank, National Association, as syndication agent.  In a TNMP Current Report on Form 8-K filed March 11, 2008, TNMP reported the execution of a $150 million term loan credit agreement that matures on October 9, 2008.

On May 1, 2008, PNMR announced that TNMP had entered into a binding commitment for a new revolving credit facility with then existing commitments in an aggregate principal amount of up to $80.0 million and was in the process of syndicating additional amounts.  On May 15, 2008, TNMP, as borrower, entered into a new credit agreement (“TNMP Credit Agreement”) with eight initial lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Union Bank Of California, N.A., as syndication agent.  The TNMP Credit Agreement provides TNMP with a revolving credit facility for up to $200,000,000.  In connection with entering into the TNMP Credit Agreement, TNMP withdrew as a borrower under the PNMR Credit Agreement and is no longer a party under the PNMR Credit Agreement.

From time to time, certain of the agents and lenders party to the TNMP Credit Agreement perform normal banking and investment banking and advisory services for TNMP, its parent, PNMR, or its affiliate, PNM, for which they  receive customary fees and expenses.

The TNMP Credit Agreement is described below in Item 2.03 of this Report, which is incorporated by reference into this Item 1.01.  A copy of the TNMP Credit Agreement is filed as Exhibit 4.4 to this Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement

As discussed above in Item 1.01, on May 15, 2008, TNMP withdrew as a borrower under the PNMR Credit Agreement and is no longer a party under the PNMR Credit Agreement.  There were no early termination penalties incurred by TNMP.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The TNMP Credit Agreement increased the size of TNMP’s previous revolving credit arrangements from $100 million under the PNMR Credit Agreement to $200 million under the TNMP Credit Agreement.  The TNMP Credit Agreement matures in 364 days.

The TNMP Credit Agreement will be used by TNMP for working capital, letters of credit, capital expenditures and other general corporate purposes.  TNMP must pay interest and fees from time to time based on its then-current senior unsecured debt ratings.  Borrowings are conditioned on the ability of TNMP to make certain customary representations.  The TNMP Credit Agreement includes customary covenants, including requirements to maintain a maximum consolidated debt-to-consolidated capitalization ratio.

The TNMP Credit Agreement includes customary events of default and has a cross default provision and a change of control default provision. If an event of default occurs, the administrative agent may, or upon the request and direction of lenders holding a specified percentage of the commitments shall, terminate the obligations of the lenders to make loans and issue letters of credit and/or declare the obligations outstanding under the facility to be due and payable. Such termination and acceleration will occur automatically in the event of an insolvency or bankruptcy default.

 Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number                     Exhibit

4.1	Indenture, dated as of March 15, 2005, between PNMR and JPMorgan Chase Bank, N.A., as Trustee (Exhibit 10.2 to PNMR’s Current Report on Form 8-K filed March 31, 2005, incorporated by reference).
4.2
Supplemental Indenture No. 1, dated as of March 30, 2005, between PNMR and The Bank of New York Trust Company, N.A., a national banking association (as successor to JPMorgan Chase Bank, N.A.), as Trustee  (Exhibit 10.3 to PNMR’s Current Report on Form 8-K filed March 31, 2005, incorporated by reference).

4.3
Supplemental Indenture No. 2, dated as of May 16, 2008, between PNMR and The Bank of New York Trust Company, N.A., a national banking association (as successor to JPMorgan Chase Bank, N.A.), as Trustee.

4.4	Credit Agreement, dated as of May 15, 2008, among TNMP, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, and Union Bank Of California, N.A., as syndication agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: May 20, 2008	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)